Exhibit (a)(1)(A)(ii)
LETTER OF TRANSMITTAL
Doral Financial Corporation
Offer to Exchange
Shares of Doral Financial Corporation Common Stock and Pay a Cash Premium for
Outstanding Shares of Doral Financial Corporation
4.75% Perpetual Cumulative Convertible Preferred Stock (CUSIP No. 25811P704)
7.00% Noncumulative Monthly Income Preferred Stock, Series A (CUSIP No. 25811P209)
8.35% Noncumulative Monthly Income Preferred Stock, Series B (CUSIP No. 25811P308)
7.25% Noncumulative Monthly Income Preferred Stock, Series C (CUSIP No. 25811P407)
Pursuant to the Offer to Exchange dated May 7, 2009
          This document (the “Letter of Transmittal) relates to the exchange of a number of properly tendered and accepted shares of preferred stock listed in the table below (collectively, the “Preferred Stock” and each series of Preferred Stock, a “series”) for newly issued shares of our common stock, par value $0.01 per share (the “Common Stock”), plus a cash payment (the “cash premium”) in accordance with the assigned acceptance priority levels (each, an “acceptance priority level”) and the maximum aggregate liquidation amount of preferred stock that will be accepted for each series (each, an “acceptance priority cap”) as described below. The terms and conditions of the exchange offer are set forth in the offer to exchange dated May 7, 2009 (the “Offer to Exchange”) and this Letter of Transmittal. Subject to the terms and conditions of the exchange offer, including the proration terms described in the Offer to Exchange, shares of Preferred Stock properly tendered (and not withdrawn) will be accepted in order of the acceptance priority levels, with acceptance priority level 1 being the highest priority level. The aggregate liquidation amount of Preferred Stock accepted in the exchange offer will be subject to a maximum of $200,000,000 (the “maximum exchange amount”) and any applicable acceptance priority cap.
          The table below sets forth, among other things, each series of Preferred Stock that is the subject of the exchange offer and, with respect to each series, the acceptance priority level, the acceptance priority cap, the number of shares of Common Stock and cash premium that we are offering for each share of Preferred Stock (the “exchange offer consideration”), and the total exchange offer consideration as a percentage of the liquidation amount

			Acceptance Priority		Exchange Offer Consideration Per Share
								Total
		Aggregate						Consideration
	Liquidation	Liquidation						as % of
	Amount per	Amount			Common	Cash	Total	Liquidation
Title of Security	Share	Outstanding	Level	Cap	Shares *	Premium	Consideration*	Amount
4.75% Perpetual Cumulative Convertible Preferred Stock	$250.00	$345,000,000	1	$155,250,000	8.762	$12.50	$50.00	20.0%
7.00% Noncumulative Monthly Income Preferred Stock, Series A	$50.00	$74,750,000	2	$33,637,500	2.161	$2.00	$11.25	22.5%
8.35% Noncumulative Monthly Income Preferred Stock, Series B	$25.00	$50,000,000	2	$22,500,000	1.081	$1.00	$5.63	22.5%
7.25% Noncumulative Monthly Income Preferred Stock, Series C	$25.00	$103,500,000	2	$46,575,000	1.081	$1.00	$5.63	22.5%

*	The number of shares of common stock offered per share of preferred stock is calculated by using a fraction, the numerator of which is the exchange offer consideration per share of preferred stock for a particular series less the cash premium offered per such share of preferred stock and the denominator of which is $4.28 per offered share of common stock, the average of closing prices per share of common stock for the 20-day period immediately preceding the date of this offer to exchange. Total consideration is the amount of the cash premium plus the value of the common shares offered based on a price per share of $4.28. Since the number of shares of common stock to be issued in the exchange offer is fixed, changes in the trading prices of the common stock will result in the market value of the common stock you receive in exchange for tendering your shares being different than the value reflected in the table above.
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 8, 2009, UNLESS EXTENDED OR EARLIER TERMINATED BY DORAL (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). IN ORDER TO BE ELIGIBLE TO RECEIVE THE CASH AND SHARES OF COMMON STOCK OFFERED UPON TENDER OF THE PREFERRED STOCK PURSUANT TO THE EXCHANGE OFFER, HOLDERS OF PREFERRED STOCK (“HOLDERS”) MUST TENDER AND NOT WITHDRAW THEIR PREFERRED STOCK BEFORE 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.
          Completed Letters of Transmittal and any other documents required in connection with tenders of the Preferred Stock listed above should be directed to the Exchange Agent at the address set forth below.
The Exchange Agent and Information Agent for the exchange offer is:
105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: tenderoffer@mackenziepartners.com

BY MAIL:	BY OVERNIGHT COURIER:
P.O Box 859208	161 Bay State Drive
Braintree, MA 02185-9208	Briantree, MA 02184
Attention: Corporate Actions; Doral	Attention: Corporate Actions; Doral
By Facsimile:
(For Eligible Institutions only)
(781) 930-4942
Attention: Doral
Confirmation by Telephone:
(781) 930-4900

          Any requests for information concerning the exchange offer, for assistance in connection with the exchange offer, or for additional copies of the Offer to Exchange or related materials may be directed to the Information Agent at the address or telephone numbers set forth above. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.
          DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION HEREOF VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THE LETTER OF TRANSMITTAL.
          Only shares of Preferred Stock validly tendered and not properly withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date will be accepted for exchange. If a broker, dealer, commercial bank, trust company or other nominee holds your Preferred Stock, such nominee may have an earlier deadline for accepting the offer. You should promptly contact the broker, dealer, commercial bank, trust company or other nominee that holds your shares of preferred stock to determine its deadline.
          Certain terms used but not defined herein have the meanings ascribed to them in the Offer to Exchange.
          This Letter of Transmittal is to be completed by a Holder desiring to tender Preferred Stock, unless such Holder is executing the tender through DTC’s Automated Tender Offer Program (“ATOP”). This Letter of Transmittal need not be completed by a Holder tendering through ATOP. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the Expiration Date.
          Tenders of Preferred Stock may be withdrawn at any time prior to the Expiration Date. For a withdrawal of Preferred Stock to be effective, the Exchange Agent must receive a written or facsimile transmission containing a notice of withdrawal prior to 5:00 p.m., New York City time, on the Expiration Date, by a properly transmitted “Request Message” through ATOP. Such notice of withdrawal must (i) specify the name of the Holder who tendered the Preferred Stock to be withdrawn, (ii) specify the series of Preferred Stock being withdrawn, (iii) contain the aggregate liquidation amount represented by such Preferred Stock, (iv) contain a statement that such Holder is withdrawing the election to tender such Holder’s Preferred Stock, and (v) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Preferred Stock. Any notice of withdrawal must identify the Preferred Stock to be withdrawn, including the name and number of the account at DTC to be credited, and otherwise comply with the procedures of DTC.
          For a description of certain procedures to be followed in order to tender or withdraw Preferred Stock (through ATOP or otherwise), see “The Exchange Offer—Procedures for Tendering” in the Offer to Exchange and the Instructions to this Letter of Transmittal.
          Holders who do not tender their Preferred Stock prior to the Expiration Date will continue to hold their Preferred Stock.
          Questions and requests for assistance or for additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to the Information Agent.
          To properly complete this Letter of Transmittal, a Holder must:
•	complete the box below entitled “Method of Delivery”;

•	sign the letter of transmittal by completing the box entitled “Please Sign Here”; and

•	complete the Substitute Form W-9 or another appropriate form, as described under “Important Tax Information” below.

PREFERRED STOCK MUST BE TENDERED BY BOOK ENTRY TRANSFER
PLEASE COMPLETE THE FOLLOWING:
METHOD OF DELIVERY

Name of Tendering Institution:

Title of Security / Series of Preferred Stock:

Liquidation Amount of Preferred Stock Being Tendered:

DTC Participant Number:

Account Number:	Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
          Subject to the terms of the Offer to Exchange and this Letter of Transmittal, the undersigned hereby tenders to the Company the liquidation amount of the Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of the Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned hereby assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Preferred Stock tendered hereby.
          Acceptance of shares of Preferred Stock properly tendered (and not withdrawn) will be subject to the maximum exchange amount and the acceptance priority caps and proration, subject to the terms of the Offer to Exchange. Preferred Stock properly tendered (and not withdrawn) will be accepted in the following order and the following amounts:
•	First, all such tendered acceptance priority level 1 Preferred Stock will be accepted unless doing so would cause any of the maximum exchange amount or the acceptance priority level 1 cap to be exceeded, in which case, such acceptance priority level 1 Preferred Stock will be accepted on a pro rata basis, in the greatest aggregate liquidation amount practicable that does not cause any of the maximum exchange amount or the acceptance priority level 1 cap to be exceeded; and

•	Second, with respect to such tendered acceptance priority level 2 Preferred Stock, if the liquidation amount of accepted acceptance priority level 1 Preferred Stock exceeds the maximum exchange amount, then no acceptance priority level 2 Preferred Stock will be accepted. Otherwise, all such tendered acceptance priority level 2 Preferred Stock will be accepted up to the acceptance priority cap corresponding to each series within acceptance priority level 2, unless doing so would cause the maximum exchange amount to be exceeded, in which case such acceptance priority 2 Preferred Stock will be accepted on a pro rata basis up to the acceptance priority cap corresponding to each series within acceptance priority level 2 in the greatest liquidation amount practicable that does not cause the maximum exchange amount to be exceeded.
          The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Preferred Stock, with full power of substitution to (i) transfer ownership of such Preferred Stock on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Preferred Stock for transfer on the books of the registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Stock, all in accordance with the terms of the Offer to Exchange. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.
          The undersigned acknowledges and agrees that a tender of Preferred Stock pursuant to any of the procedures described in the Offer to Exchange and in the instructions hereto and an acceptance of such Preferred Stock by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Exchange. For purposes of the Offer to Exchange, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Preferred Stock if, as and when the Company gives oral or written notice thereof to the Exchange Agent.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Preferred Stock tendered hereby and when such tendered Preferred Stock is accepted for exchange by the Company pursuant to the Offer to Exchange, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Preferred Stock tendered hereby.
          The undersigned shall indemnify and hold harmless each of the Company, the Information Agent and Exchange Agent (each, an “Indemnified Party”) against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Party may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a breach of the foregoing representations and warranties and will reimburse any Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred.
          Notwithstanding any other provision of the Offer to Exchange, the undersigned understands that the Company’s obligation to accept for exchange a number of shares of the Preferred Stock validly tendered and not validly withdrawn pursuant to the exchange offer is subject to, and conditioned upon, the satisfaction of or, where applicable, its waiver of the conditions set forth under “The Exchange Offer—Conditions of the Exchange Offer,” “—Terms of the Exchange Offer,” —Maximum Exchange Amount,” —Acceptance Priority; Proration” in the Offer to Exchange. The undersigned understands that the Offer to Exchange is not conditioned on any minimum amount of Preferred Stock being tendered.
          The undersigned understands that the Company reserves the right, subject to applicable law, to waive any and all conditions of the Offer to Exchange, extend or terminate the Offer to Exchange, or otherwise amend the Offer to Exchange.
          No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.
          All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Preferred Stock will be determined by the Company, in its sole discretion, and such determination shall be final and binding.
          The undersigned hereby request(s) that any Preferred Stock representing liquidation amounts not tendered or not accepted for exchange be issued in the name(s) of, and be tendered by book-entry transfer, by credit to the account of DTC. The undersigned hereby request(s) that any checks for payment to be made in respect of the Preferred Stock tendered hereby be issued to the order of, and delivered to, the undersigned.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
     This letter of transmittal must be signed by the registered Holder(s) exactly as their name(s) appear(s) on a security position listing as the owner of the Preferred Stock on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3.
(Signature(s) of Registered Holder(s) or
Authorized Signatory):

Dated:                                         , 2009
Name(s):

(Please Type or Print)
Capacity (full title):

Address:

(Including Zip Code)
Area Code and Telephone No.:

IMPORTANT: Complete Substitute Form W-9 or appropriate other form, as applicable
SIGNATURE GUARANTEE
(See instructions 1 and 3. Place medallion guarantee in the space below)

(Name of Eligible Institution Guaranteeing Signature(s))

(Address, including Zip Code, and Telephone Numbers (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Dated:                                         , 2009

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
1.	Guarantee of Signatures.
          All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or FINRA, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this document, shall include any participant in the DTC system whose name appears on a security position listing as the owner of Preferred Stock) tendered hereby or (ii) such Preferred Stock is tendered for the account of an Eligible Institution. See Instruction 3.
2.	Delivery of Letter of Transmittal.
          This Letter of Transmittal is to be used for tenders being made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in the Offer to Exchange under the caption “The Exchange Offer—Procedures for Tendering.” A confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Preferred Stock delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above prior to the Expiration Date, as it may be extended by the Company. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; and (ii) a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Preferred Stock delivered by book-entry transfer together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an agent’s message (as defined in the Offer to Exchange under the caption “The Exchange Offer—Procedures for Tendering”) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date, all as described in the Offer to Exchange under the caption “The Exchange Offer—Procedures for Tendering.”
          THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
          No alternative, conditional or contingent tenders will be accepted. By execution and delivery of this Letter of Transmittal (or a facsimile hereof), all tendering Holders waive any right to receive any notice of the acceptance of their Preferred Stock for payment.
3.	Signatures on Letter of Transmittal.
          If any Preferred Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.
          If any Preferred Stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Preferred Stock.

          If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.
4.	Questions and Requests for Assistance or Additional Copies.
          Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, as set forth on the front of this Letter of Transmittal. Requests for additional copies of the Offer to Exchange, this Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent, and copies will be furnished promptly at the Company’s expense. Holders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the exchange offer.
5.	Taxpayer Identification Number.
          Please refer to the Section entitled “Important Tax Information” for information about completing a Substitute Form W-9 or an appropriate other form, as applicable.
          FAILURE TO COMPLETE SUBSTITUTE IRS FORM W-9 OR AN APPROPRIATE OTHER FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO EXCHANGE.
6.	Transfer Taxes.
          Holders who tender their Preferred Stock for exchange in the Offer to Exchange generally should not be obligated to pay any transfer taxes. However, if transfer tax would apply to the Offer to Exchange, then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted to the Company by the tendering Holder, the amount of such transfer taxes will be billed directly to the tendering Holder.
7.	Withdrawal Rights.
          Tenders of Preferred Stock may be withdrawn at any time prior to the Expiration Date. If the exchange offer is terminated, the Preferred Stock tendered pursuant to the exchange offer will be promptly returned to the tendering Holders.
          For a withdrawal of Preferred Stock to be effective, the Exchange Agent must receive a written or facsimile transmission containing a notice of withdrawal before 5:00 p.m., New York City time, on the Expiration Date, by a properly transmitted “Request Message” through ATOP. Such notice of withdrawal must (i) specify the name of the Holder who tendered the Preferred Stock to be withdrawn, (ii) specify the series of Preferred Stock being withdrawn, (iii) contain the aggregate liquidation amount represented by such Preferred Stock, (iv) contain a statement that such Holder is withdrawing the election to tender such Holder’s Preferred Stock, and (v) be signed by the Holder in the same manner as the original signature on the letter of transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to us that the person withdrawing the tender has succeeded to the beneficial ownership of the Preferred Stock.
          Any notice of withdrawal must identify the Preferred Stock to be withdrawn, including the name and number of the account at DTC to be credited and otherwise comply with the procedures of DTC. See the section of the Offer to Exchange entitled “The Exchange Offer—Withdrawal of Tenders.”

8.	Plan of Reorganization.
          It is intended that, for United States federal income tax purposes: (i) the exchange of Preferred Stock for Common Stock plus the cash premium shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended and (ii) this Letter of Transmittal, in combination with the Offer to Exchange, shall constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g). It is intended that, for Puerto Rico income tax purposes: (i) the exchange of Preferred Stock for Common Stock plus the cash premium shall qualify as a “reorganization” within the meaning of Section 1112(g) of the Puerto Rico Internal Revenue Code of 1994, as amended (the “PR Code”) and (ii) this Letter of Transmittal, in combination with the Offer to Exchange, shall constitute a plan of reorganization within the meaning of the applicable provisions of the PR Code. For a discussion of the U.S. federal and Puerto Rico income tax considerations of participating in the exchange offer please see the section of the Offer to Exchange titled “Certain United States Federal Income Tax Considerations” and “Certain Puerto Rico Tax Considerations.”
          IMPORTANT: THIS MANUALLY SIGNED LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH AN AGENT’S MESSAGE), AND CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION
          To ensure compliance with Internal Revenue Service Circular 230, Holders are hereby notified that any discussion of tax matters set forth in this Letter of Transmittal was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Holders should seek advice based on their particular circumstances from an independent tax advisor.
          Under U.S. federal income tax law, a tendering Holder whose Preferred Stock is accepted for exchange may be subject to backup withholding unless the Holder provides the Exchange Agent with either (i) such Holder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such Holder of Preferred Stock is awaiting a TIN), (B) that the Holder is not subject to backup withholding because (x) such Holder is exempt from backup withholding, (y) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the Holder that he or she is no longer subject to backup withholding and (C) that the Holder is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder’s social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may also be subject to certain penalties imposed by the Internal Revenue Service and any reportable payments that are made to such Holder may be subject to backup withholding (see below).
          Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt Holders should indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the Holders must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.
          If backup withholding applies, the Exchange Agent is required to withhold 28% of any reportable payments made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.
          A Holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the surrendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Preferred Stock. If the Preferred Stock is in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME:

Substitute Form W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Name Social Security Number OR Employer Identification Number
Payer’s Request for Taxpayer Identification Number (TIN)		Part 3— Awaiting TIN ☐

Part 2—Certification—UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

	(3)	I am a U.S. person (including a U.S. resident alien).
CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Sign Here:
Signature
Date
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the
SOCIAL SECURITY
number of

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined account fund, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

Give the EMPLOYER
For this type of account:		IDENTIFICATION number of

6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	The legal entity[4]
8.	Corporate	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
10.	Partnership	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

2.	Circle the minor’s name and furnish the minor’s social security number.

3.	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

4.	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9
Obtaining a Number
If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.
Payees Exempt from Backup Withholding
Payees specifically exempted from withholding include:
•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.
Payees that may be exempt from backup withholding include:
•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.
Payments of dividends and patronage dividends generally exempt from backup withholding include:
•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.
Payments of interest generally exempt from backup withholding include:
•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.
Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.
Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.
Privacy Act Notice. — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.
Penalties
(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.